UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 26, 2004

CADENCE RESOURCES CORPORATION
(FORMERLY ROYAL SILVER MINES, INC.)
(Exact name of registrant as specified in its charter)

UTAH	87-0306609
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(IRS EMPLOYER IDENTIFICATION NO)

6 EAST ROSE STREET, P.O. BOX 2056
WALLA WALLA, WASHINGTON 99362
(Address of Principal Executive Offices, including Zip Code.)

509-526-3491
(Registrant's telephone number, including area code.)

ITEM 9.   REGULATION FD DISCLOSURE.

On February 26, 2004 we made an investor presentation at a conference in New York City.
At the conference we made a slide show presentation.

The contents of the presentation are furnished herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are hereby made part of this Form 8-K:

Exhibit 99.1	Slide Show Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE RESOURCES CORPORATION (Registrant)

Date: February 26, 2004	By:	/s/ John P. Ryan

John P. Ryan Chief Financial Officer